                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 6, 2002

                           EOTT ENERGY PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                         1-12872                     76-0424520
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)


                       2000 West Sam Houston Parkway South
                                    Suite 400
                              Houston, Texas 77042
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 993-5200
              (Registrant's telephone number, including area code)




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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         As previously reported, on October 8, 2002, EOTT Energy Partners, L.P. ("EOTT") and its wholly owned subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas Corpus Christi Division (the "Bankruptcy Court"). In addition, on October 21, 2002, EOTT Energy Corp., the general partner of EOTT and a wholly owned subsidiary of Enron Corp. ("Enron"), filed a voluntary petition for reorganization under Chapter 11 in order to join in EOTT's pre-negotiated restructuring plan. EOTT's bankruptcy case is being jointly administered with its wholly owned subsidiaries and EOTT Energy Corp. (collectively, the "Debtors"). Since the commencement of such bankruptcy proceedings, the Debtors have continued to operate as debtors-in-possession under the Bankruptcy Code.

         On December 6, 2002, the Debtors filed a Third Amended Joint Chapter 11 Plan of the Debtors ("Proposed Plan of Reorganization") and a Third Amended Disclosure Statement Under 11 U.S.C.Section 1125 In Support of the Joint Chapter 11 Plan of the Debtors ("Disclosure Statement") with the Bankruptcy Court. The Bankruptcy Court entered an order on December 6, 2002 (i) approving the Disclosure Statement, (ii) fixing the time for filing acceptances or rejections of the Proposed Plan of Reorganization, and (iii) establishing procedures relating to the solicitation of votes under the Proposed Plan of Reorganization. The Proposed Plan of Reorganization is subject to confirmation by the Bankruptcy Court after notice and hearing. In addition, the Proposed Plan of Reorganization is subject to change or amendment. Copies of the Proposed Plan of Reorganization and the Disclosure Statement are attached hereto as Exhibits 2.1 and 2.2, respectively. Solicitation packages, including the Disclosure Statement, Proposed Plan of Reorganization, and ballots, will be mailed to creditors and unitholders during the week of December 16, 2002.

         The Bankruptcy Court has also given final approval of EOTT's settlement agreement with Enron. EOTT's related press release is attached hereto as Exhibit 99.1.

         Statements in this Current Report on Form 8-K, including the Proposed Plan of Reorganization and Disclosure Statement filed as exhibits hereto, that are not historical fact are forward-looking statements made pursuant to the safe-harbor provision of the Private Securities Litigation Reform Act of 1995. Although EOTT believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the confirmation and implementation of the Debtors' Proposed Plan of Reorganization, the ability to satisfy the conditions precedent to the effective date after confirmation of the Proposed Plan of Reorganization, and other factors that are contained in documents EOTT files with the SEC. Readers are encouraged to refer to these reports, as well as EOTT's press releases located on its web site www.eott.com.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

         2.1      Third Amended Joint Chapter 11 Plan of the Debtors

         2.2 Third Amended Disclosure Statement Under 11 U.S.C.Section 1125 In Support of the Joint Chapter 11 Plan of the Debtors

         99.1     EOTT Energy Partners, L.P. press release dated December 12,
                  2002

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EOTT ENERGY PARTNERS, L.P.
                                     (A Delaware limited partnership)
                                     (REGISTRANT)

Date: December 17, 2002              By: EOTT ENERGY CORP., as General Partner

                                     By:    /s/ Lori Maddox
                                            -----------------------------------
                                     Name:  Lori Maddox
                                     Title: Vice President and Controller
                                            (Principal Accounting Officer)





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                                INDEX TO EXHIBITS


Exhibit No.       Exhibit Description
-----------       -------------------

2.1               Third Amended Joint Chapter 11 Plan of the Debtors

2.2               Third Amended Disclosure Statement Under 11 U.S.C.Section 1125
                  In Support of the Joint Chapter 11 Plan of the Debtors

99.1              EOTT Energy Partners, L.P. press release dated December 12,
                  2002